Intangible assets, net	12 Months Ended
Dec. 31, 2020
Intangible assets, net
Intangible assets, net
8.	Intangible assets, net

	As of December 31, 2019				As of December 31, 2020
	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount	Cost	Accumulated amortization (Note a)	Accumulated Impairment	Net amount
	RMB	RMB	RMB	RMB	RMB	RMB	RMB	RMB
Domain names	14,396	(14,396)	—	—	13,608	(13,608)	—	—
Customer Relationships	313,303	(313,303)	—	—	—	—	—	—
Trademarks	888,480	(886,948)	—	1,532	6,194	(5,823)	—	371
Non-compete agreement	70,127	(70,127)	—	—	—	—	—	—
Payment license (Note b)	319,660	—	—	319,660	319,660	—	—	319,660
Others	41,479	(8,454)	(16,907)	16,118	73,729	(43,831)	(16,907)	12,991

Total	1,647,445	(1,293,228)	(16,907)	337,310	413,191	(63,262)	(16,907)	333,022

Note:

(a)
Amortization expenses for intangible assets were RMB47,842, RMB15,757 and RMB36,539 for the years ended December 31, 2018, 2019 and 2020, respectively. The Group expects to record amortization expenses of RMB13,265, RMB95, RMB2, nil and nil for the years ending December 31, 2021, 2022, 2023, 2024 and 2025, respectively.

(b)
Payment license enables the Group to provide payment services and qualifies as a paying institution, has a legal life of 5 years. The Group renewed the license during the year ended December 31, 2017 and the expiry date will be June 2022. The Group believes it would be able to renew the payment license at minimal cost continuously and has the ability to do so. As a result, the payment license is considered by the Group as having an indefinite life because it is expected to contribute to net cash inflow indefinitely.